UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 18, 2012

Dear Stockholder:

You are cordially invited to attend Acacia Research Corporation's 2012 Annual Meeting of Stockholders to be held on Thursday, May 17, 2012. The meeting will be held at our headquarters located at 500 Newport Center Drive, 7th Floor, in Newport Beach, California, beginning at 10:00 a.m., local time.  The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, are attached to this letter and are also available at http://proxymaterial.acaciaresearch.com.  I urge you to read the Notice of Annual Meeting and Proxy Statement carefully.

At this year's meeting, stockholders are being asked to:

(1)
elect two Class III directors to serve on our Board of Directors for a term of three years expiring upon the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)	ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(3)	approve, by non-binding, advisory vote, the compensation of our named executive officers;

(4)
approve the adoption of the 2012 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, stock appreciation rights and direct stock awards; and

(5)	transact such other business as may properly come before the meeting.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the meeting.  If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

We look forward to seeing you on May 17, 2012.

Sincerely, /s/ Paul R. Ryan Paul R. Ryan President and Chief Executive Officer

ACACIA RESEARCH CORPORATION
500 Newport Center Drive
Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2012

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation will be held on Thursday, May 17, 2012, at 10:00 a.m., local time, at our headquarters located at 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.
To elect two Class III directors to serve on our Board of Directors for a term of three years expiring upon the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To approve, by non-binding, advisory vote, the compensation of our named executive officers;

4.
To approve the adoption of the 2012 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, stock appreciation rights and direct stock awards; and

5.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2012:  The Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available at http://proxymaterial.acaciaresearch.com.

Only stockholders of record at the close of business on March 23, 2012 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person.  However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose.  Any stockholder attending the Annual Meeting may vote in person even if he, she or it previously returned a proxy.

Sincerely, /s/ Edward J. Treska Edward J. Treska Secretary

Newport Beach, California
April 18, 2012

YOUR VOTE IS IMPORTANT.  IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE–PAID ENVELOPE.

ACACIA RESEARCH CORPORATION
500 Newport Center Drive
Newport Beach, California 92660
_______________________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 17, 2012
_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, or the Board, for use at our 2012 Annual Meeting of Stockholders to be held on Thursday, May 17, 2012, at 10:00 a.m., local time, and at any adjournment or postponement thereof.  The Annual Meeting will be held at our headquarters located at 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660.  Only stockholders of record at the close of business on March 23, 2012 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.  These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including audited financial statements, were mailed on or about April 18, 2012, to all stockholders entitled to receive notice of and to vote at the Annual Meeting.  In addition, these proxy solicitation materials, our Annual Report on Form 10-K and directions to attend the Annual Meeting, where you may vote in person, are available at http://proxymaterial.acaciaresearch.com.

Questions and Answers

The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	What may I vote on at the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters:  (1) the election of two Class III directors to serve on our Board for a term of three years expiring upon the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; (2) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; (3) the compensation of our named executive officers as disclosed in this proxy statement; (4) approval of the adoption of the 2012 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, stock appreciation rights and direct stock awards; and (5) such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.	How does the Board recommend that I vote on the proposals?

The Board recommends a vote “FOR” each proposal.

3.	How do I vote?

Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the Annual Meeting.

4.	Can I revoke my proxy?

You have the right to revoke your proxy at any time before the Annual Meeting by:  (1) notifying our Secretary in writing; (2) voting in person at the Annual Meeting; or (3) returning a later-dated proxy card.

5.	Who will count the vote?

Computershare will count the votes and act as the inspector of election.

6.	What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares.  If you do not return your proxy card(s), your shares will not be voted unless you attend the Annual Meeting and vote in person.

7.	What does it mean if I get more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  Sign and return all proxy cards to ensure that all of your shares are voted.  We encourage you to have all accounts registered in the same name and address (whenever possible).  You can accomplish this by contacting our transfer agent, Computershare, or if your shares are held in “street name,” by contacting the broker or bank holding your shares.

8.	Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock as of the close of business on March 23, 2012, or the Record Date, are entitled to receive notice of and to vote at the Annual Meeting.

9.	How many votes may be cast?

As of the Record Date, 49,624,978 shares of our common stock were issued and outstanding. Each outstanding share of our common stock will be entitled to one vote on all matters brought before the Annual Meeting.

10.	What is a “quorum” at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting who will determine whether or not a quorum is present.  Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

11.	What happens if I abstain?

When an eligible voter attends the Annual Meeting but decides not to vote, his, her or its decision not to vote is called an “abstention.” Properly executed proxy cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

●
abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

●
abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

12.	How do you treat “broker non-votes”?

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) the broker lacks discretionary authority to vote the shares.  Broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the votes present or represented by proxy and entitled to vote on that proposal at the Annual Meeting.  Broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal.

13.	What vote is required to approve each proposal?

Election of Directors: Proposal No. 1.  For the election of directors, the nominees for Class III director who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected directors.  If you are present at the Annual Meeting but do not vote for a particular nominee, or if you have given a proxy and properly withheld authority to vote for a nominee, the shares withheld or not voted will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there was a quorum.  Broker non-votes will not be taken into account in determining the election of directors.

Ratification of Independent Registered Public Accounting Firm: Proposal No. 2. The approval of Proposal No. 2, ratifying the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will likely not result for this proposal. Abstentions will have the same effect as votes against this proposal.

Advisory Vote on the Compensation Paid of Our Named Executive Officers: Proposal No. 3. The approval of Proposal No. 3, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

Approval of the 2012 Acacia Research Corporation Stock Incentive Plan: Proposal No. 4.  The approval of Proposal No. 4, regarding the approval of the 2012 Acacia Research Corporation Stock Incentive Plan, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal.  Abstentions will have the same effect as votes against this proposal.  Broker non-votes will have no effect on this proposal.

14.	How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Robert L. Harris and Edward J. Treska, to vote on such matters at their discretion.

15.	Who are the largest principal stockholders?

For information regarding holders of more than 5% of the outstanding shares of our common stock, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 22 of this Proxy Statement.

16.	Who will bear the cost of this solicitation?

We will bear the entire cost of this solicitation.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders.  Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation.  We have retained Georgeson, Inc., a proxy solicitation firm, to perform various solicitation services.  We will pay Georgeson, Inc. a fee of $6,500 plus phone and other related expenses, in connection with their solicitation services.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws provide that the number of directors shall be set by our Board, but in any case shall not be less than five and not more than nine.  The Board has set the number of directors at six.  The Board is divided into three classes, with each class being as nearly equal in number of directors as possible.  The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of our stockholders.

The Board has nominated  Paul R. Ryan and G. Louis Graziadio for election at the Annual Meeting to serve as Class III directors for a term of office expiring at our 2015 Annual Meeting of Stockholders.  The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service.  If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

The following table sets forth information as to the persons who serve as our directors.

Name	Age	Director Since	Positions with the Company
Paul R. Ryan	66	1995	President, Chief Executive Officer and Director
Robert L. Harris, II	53	2000	Executive Chairman
William S. Anderson*^	54	2007	Director
Fred A. deBoom*+^	76	1995	Director
Edward W. Frykman*+^	75	1996	Director
G. Louis Graziadio, III+^	62	2002	Director

* Member of the Audit Committee
+ Member of the Compensation Committee
^ Member of the Nominating and Governance Committee

Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

Information Regarding the Nominees (Class III)

Paul R. Ryan has served as a director since August 1995, as our Chief Executive Officer since January 1997 and as our Chairman from April 2000 to January 12, 2012.  On January 12, 2012, Mr. Ryan was appointed President.  Mr. Ryan also served as our President from January 1997 to July 2000.  Prior to 1997, Mr. Ryan served as our Executive Vice President and Chief Investment Officer from 1996 to 1997 and our Vice President, Capital Management, from 1995 to 1996.  Mr. Ryan was formerly a co-founder and general partner of the American Health Care Fund, L.P., held positions with Young & Rubicam, Ogilvy & Mather, and Merrill Lynch and was a private venture capital investor.  Mr. Ryan received a B.S. degree from Cornell University and attended the New York University Graduate School of Business.  We believe that Mr. Ryan’s qualifications to serve on the Board include his 14-year tenure as our Chief Executive Officer and his 16-year tenure as a member of the Board, during which time he has gained a unique and extensive understanding of our company, our business, our long term strategy and the industry in which we operate, and his extensive experience in the field of finance.

G. Louis Graziadio, III has been a director since February 2002.  Mr. Graziadio is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a closely-held California company involved in a wide range of investments and business ventures.  Mr. Graziadio is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products, specialty merchandise, and wireless accessories for electronic and mobile devices.  From 1984 to 2000, Mr. Graziadio served as a director of Imperial Bancorp, the parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001.  Mr. Graziadio, and companies with which he is affiliated, are significant shareholders in numerous private and public companies in a number of different industries.  Since 1978, Mr. Graziadio has been active in restructurings of both private and public companies, as well as corporate spin-offs and IPOs.  Mr. Graziadio also serves as a director of True Religion Apparel, Inc., a publicly traded clothing company.  We believe that Mr. Graziadio’s qualifications to serve on the Board include his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of directors of public companies.

Directors with Terms Expiring in 2013 (Class I)

Robert L. Harris, II has served as a director since April 2000 and as our President from  July 2000 to January 2012. On January 12, 2012, Mr. Harris was appointed Executive Chairman.  Mr. Harris previously served as President and a director of Entertainment Properties Trust, a publicly traded entertainment, recreation and specialty real estate company which Mr. Harris founded, from 1997 to July 2000.  Mr. Harris led the International Division and served as Senior Vice President of AMC Entertainment, Inc., a publicly traded theatrical exhibition company, from 1993 to 1997, and served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services, from 1984 to 1992.  Mr. Harris serves as a director of True Religion Apparel, Inc., a publicly traded clothing company.  We believe that Mr. Harris’s qualifications to serve on the Board include his long tenure as our President and as a member of the Board, during which time he has gained a unique and extensive understanding of our company, our business and our long term strategy, and his extensive business experience having held several senior management positions at both publicly traded and privately held companies.

Fred A. deBoom has served as a director since February 1995.  Mr. deBoom has been a principal in Sonfad Associates, an Orange County-based firm which is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, bank debt refinance and asset based financing, since 1995.  Previously, Mr. deBoom served for five years as a Vice President of Tokai Bank, for eight years as a Vice President of Union Bank, and for twenty-two years as a Vice President of First Interstate Bank.  Mr. deBoom received a B.A. degree from Michigan State University and an M.B.A. degree from the University of Southern California.  We believe that Mr. deBoom’s qualifications to serve on the Board include his 16-year tenure as a member of our Board and extensive experience in the fields of finance and business transactions.

Directors with Terms Expiring in 2014 (Class II)

Edward W. Frykman has served as a director since April 1996.  Mr. Frykman served as an Account Executive with Crowell, Weedon & Co. from 1992 to 2008 when he retired.  Before joining Crowell, Weedon & Co., Mr. Frykman served as Senior Vice President of L.H. Friend & Co.  Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California.  In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton, where he served as the manager of the Los Angeles Regional Retail Office of E. F. Hutton & Co.  Mr. Frykman serves as a director of Arrowhead Research Corporation, a publicly traded development stage nanotechnology holding company.  Mr. Frykman received a B.S.B.A. degree from the University of Florida.  We believe Mr. Frykman’s qualifications to serve on the Board include his 15-year tenure as a member of the Board, his deep understanding of our business and the industry in which we operate, and his extensive experience in the fields of finance and public company oversight.

William S. Anderson has served as a director since August 2007.  Mr. Anderson currently serves as Founder and Chief Executive Officer of First Beverage Group, a privately held company founded by Mr. Anderson in 2005 which provides financial services to the beverage industry.  Prior to founding First Beverage Group, Mr. Anderson served as Executive Vice-President of Topa Equities, Ltd., a diversified holding company and beer distributor group, from 1991 to 2004.  Prior to joining Topa, Mr. Anderson was an attorney with O’Melveny & Myers in Los Angeles.  Mr. Anderson has served on the board of directors of Topa Equities, Ltd. since 2008, the advisory board of Lineage Capital Partners, a private equity firm focused on partnering with family-controlled and owner-managed businesses, since 2005, and on the board of directors of Purity Organic, LLC, an organic fruit juice company, since 2011.  Mr. Anderson received a B.A. degree from Bowdoin College in Brunswick, Maine and a J.D. degree from the University of California, Los Angeles School of Law.  We believe Mr. Anderson’s qualifications to serve on the Board include his legal training and experience and extensive business experience having held senior management positions at several different companies

Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. Our board of directors has determined that Messrs. Anderson, deBoom, Frykman and Graziadio are “independent” as defined in the Listing Rules of The Nasdaq Stock Market.  Mr. Ryan was not deemed to be independent as he currently serves as our President and Chief Executive Officer and Mr. Harris was not deemed to be independent as he currently serves as our Executive Chairman.

Board Leadership Structure

Our Amended and Restated Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, Mr. Ryan serves as President and Chief Executive Officer and Mr. Harris serves as Executive Chairman.  Our Board does not currently have a lead independent director.  Our Board has determined that this structure is the most effective leadership structure for our company at this time. The Board believes that Mr. Harris is the director best situated to identify strategic opportunities for our company and focus the activities of the Board due to his full-time commitment to the business and long tenure with our company.  Our Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management.  In addition, our Audit, Compensation and Nominating and Governance Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.

Risk Oversight

The Board is actively involved in the oversight of risks, including credit risk, liquidity risk and operational risk, that could affect our business.  The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting. The Nominating and Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements.  The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Board Meetings and Committees

The Board held a total of seven meetings and Committees of the Board held a total of nine meetings during the fiscal year ended December 31, 2011.  During that period no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Disclosure Committee.  The Board has adopted charters for each of these committees, each of which may be viewed on our website at www.acaciaresearch.com.

Audit Committee.  The Audit Committee currently consists of Messrs. deBoom, Frykman and Anderson, each of whom is independent under the listing standards of the Nasdaq Stock Market.  The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls.  The Audit Committee held four meetings during the fiscal year ended December 31, 2011.  The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that Mr. deBoom is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S−K.

Compensation Committee. The Compensation Committee currently consists of Messrs. deBoom, Frykman and Graziadio, each of whom is independent under the listing standards of the Nasdaq Stock Market.  The Compensation Committee held four meetings during the fiscal year ended December 31, 2011.

Our executive compensation program is administered by the Compensation Committee.  The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering the 2002 Acacia Technologies Stock Incentive Plan and the 2007 Acacia Technologies Stock Incentive Plan.  In making decisions regarding executive compensation, the Compensation Committee considers the input of our management and other directors.  In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis” beginning on page 24 of this Proxy Statement.

Nominating and Governance Committee.   The Nominating and Governance Committee currently consists of Messrs. Anderson, deBoom, Frykman and Graziadio, each of whom is independent under the listing standards of the Nasdaq Stock Market.  The Nominating and Governance Committee recommended director nominees to the Board for election at the Annual Meeting.  The Nomination and Governance Committee held one meeting during the fiscal year ended December 31, 2011.  The charter for the Nominating and Governance Committee  provides that, among its specific responsibilities, the Committee shall:

●	Establish criteria and qualifications for Board membership, including standards for assessing independence;

●
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

●	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

●
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

●
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance Committee shall discuss with management their compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

●
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

●	Oversee the continuing education of existing directors and the orientation of new directors;

●
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees; and

●	Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.

Director Qualification Standards

There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us.  The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

●	the highest ethical standards and integrity;

●	a willingness to act on and be accountable for Board decisions;

●	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

●	a history of achievement that reflects high standards for the director candidate and others;

●	loyalty and commitment to driving our success;

●	the independence requirements imposed by the Securities and Exchange Commission, or the SEC, and the Nasdaq Stock Market; and

●	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

We do not have a written policy with respect to diversity of members of the Board.  However, in considering nominees for service on the Board, the Nominating and Governance Committee takes into consideration, in addition to the criteria summarized above, the diversity of professional experience, viewpoints and skills of members of the Board.  Examples of this include management experience, financial expertise and educational background.  The Nominating and Governance Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation.

The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

●
A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, Acacia Research Corporation, 500 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no later than the close of business on February 17, 2013, in accordance with our Amended and Restated Bylaws, in order to be considered for nomination at the next annual meeting.

●
The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee and the full Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion.  The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates.  The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Disclosure Committee.  The Disclosure Committee currently consists of Clayton J. Haynes, our Chief Financial Officer, Robert Stewart, Sr., our Senior Vice President of Investor Relations and Edward J. Treska, our Senior Vice President, General Counsel and Corporate Secretary.  The Disclosure Committee is primarily responsible for oversight of the accuracy and timeliness of the disclosures made by us.  The Disclosure Committee held four meetings during the fiscal year ended December 31, 2011.

Codes of Conduct

We have adopted a corporate Code of Conduct and a Board of Directors Code of Conduct, both of which may be viewed on our website at www.acaciaresearch.com.  The corporate Code of Conduct applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.  The Board of Directors Code of Conduct specifically applies to the Board.  Any waiver of these Codes of Conduct for any of our executive officers or directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, the particular member or committee of the Board, c/o Acacia Research Corporation, Attention: Secretary, 500 Newport Center Drive, 7th Floor, Newport Beach, California  92660.  All communications addressed to the Board or a particular member or committee of the Board will be relayed to that addressee.  From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees.  Please refer to our website at www.acaciaresearch.com for changes in this process.  The Board, the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Each of our current directors attended last year's annual meeting of stockholders, except for Mr. Graziadio.

Director Compensation

Directors who are also our employees receive no separate compensation from us for their service as members of the Board. Each non-employee director receives an annual grant of restricted stock units that entitles the non-employee director to receive, upon vesting as described below, a number of shares determined by dividing the annual amount of such director’s retainer, as described below, by the closing price of the common stock on the grant date, provided that such individual has served as a non-employee director for at least 6 months. In addition, each new non-employee director receives a one time grant of restricted stock units upon becoming a director for the number of shares determined by dividing the annual amount of such director’s retainer by the closing price of the common stock on the grant date. The restricted stock units vest in a series of twelve quarterly installments over the three year period following the grant date, subject to immediate acceleration upon a change in control.

We will deliver shares corresponding to the vested restricted stock units within thirty (30) days after the first to occur of the following events:  (i) the fifth (5th) anniversary of the grant date; or (ii) termination of the non-employee director’s service as a member of the Board.  The non-employee director may elect, in writing at least twelve (12) months prior to a delivery date, to defer the delivery date until any later date (which such date is at least five years after the original delivery date).  The non-employee directors do not have any rights, benefits or entitlements with respect to any shares unless and until the shares have been delivered.  On or after delivery of the shares, the non-employee director shall have, with respect to the shares delivered, all of the rights of a stockholder, including the right to vote the shares and the right to receive all dividends, if any, as may be declared on the shares from time to time.  We, in our sole discretion, and in compliance with any applicable legal conditions or restrictions, may withhold from shares otherwise deliverable a number of whole shares having a fair market value, as determined by us as of the date of delivery, not in excess of the amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment).  Any adverse consequences to the non-employee director arising in connection with such share withholding procedure shall be the non-employee director’s sole responsibility.  Unless our tax withholding obligations are satisfied, we shall have no obligation to issue a certificate for such shares.

Prior to February, 2011, our non-employee directors received compensation in the amount of $4,166.67 per month for their service as members of the Board. In addition, the chairman of the Audit Committee received compensation in the amount of $694.42 per month for his services. On February 22, 2011 the compensation for non-employee directors was increased to $5,000 per month and the additional compensation for the chairman of the Audit Committee was increased to $833.00 per month. In addition, the annual equity grant was increased to $90,000 of restricted stock units.  The monthly retainer is subject to a pro rata deduction if a director fails to attend at least 75% of our Board meetings and committee meetings (combined), and all directors attended at least 75% of such meetings during fiscal 2011.  Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

2011 DIRECTOR COMPENSATION TABLE

The following table provides information on 2011 compensation for our non-employee directors who served during 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)		Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

William S. Anderson	60,000	49,994	(1)	-	-	-	-	109,994
	-	43,612	(2)	-	-	-	-	43,612
								153,606

Fred A. deBoom	69,997	49,994	(1)	-	-	-	-	119,991
	-	43,612	(2)	-	-	-	-	43,612
								163,603

Edward W. Frykman	60,000	49,994	(1)	-	-	-	-	109,994
	-	43,612	(2)	-	-	-	-	43,612
								153,606

G. Louis Graziadio, III	60,000	49,994	(1)	-	-	-	-	109,994
		43,612	(2)	-	-	-	-	43,612
								153,606

(1)
Reflects non-discretionary annual grants of restricted stock units on the first business day of the 2011 calendar year.  The number of restricted stock units was determined by dividing the annual $50,000 retainer fee by the closing price of our common stock on the grant date.  The closing price of our common stock on the Nasdaq Global Select Market on January 3, 2011 was $25.77.

(2)
On February 22, 2011, the Board of Directors increased the annual equity grant for non-employee directors to $90,000.   Each non-employee director was also awarded an additional prorated grant of 1,824 restricted stock units.  The number of restricted stock units was determined by dividing the annual $90,000 equity grant by the closing price of our common stock on the grant date.  The closing price of our common stock on the Nasdaq Global Select Market on February 22, 2011 was $23.91.

(3)
Amounts shown represent the aggregate grant date fair value of restricted stock unit awards granted to the directors during 2011, as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation,” or ASC Topic 718.  The methodology used to calculate the value of restricted stock unit awards is set forth under Notes 2 and 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 29, 2012.

Required Vote

If a quorum is present and voting, the nominees for Class III director who receive the most FOR votes (among votes properly cast in person or by proxy) will be elected to the Board.  Shares withheld or not voted will not be counted as votes cast, although they will be counted for purposes of determining whether there was a quorum.  Broker non-votes will not be taken into account in determining the election of directors.

The Board of Directors recommends that the stockholders vote FOR the two Class III nominees listed above.  Proxies received will be voted FOR each of the Class III nominees unless stockholders specify otherwise in the proxy.

PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2011, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2012, subject to ratification by the stockholders.

If our stockholders do not ratify the selection of Grant Thornton LLP, or if such firm should decline to act or otherwise become incapable of acting, or if our engagement of Grant Thornton LLP should be discontinued, the Board, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm.  A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will likely not result for this proposal. Abstentions will be the equivalent of a vote against this proposal.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012.  Proxies received will be so voted unless stockholders specify otherwise in the proxy.

PROPOSAL NO. 3:

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.  The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers. Last year our stockholders voted to hold an advisory (nonbinding) vote to approve the compensation of our named executive officers every year, and accordingly, the Board has elected to hold such vote again this year.

Summary

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our Chief Executive Officer, Chief Financial Officer and our three other highest paid executive officers), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 24.  In addition to the information set forth below, we urge our stockholders to review the “Executive Compensation and Related Information” section of this Proxy Statement for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders interests and with our short- and long-term goals.

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers of Acacia Research Corporation as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in Acacia Research Corporation’s Definitive Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

The say-on-pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, compensation tables and the narrative discussion set forth in this Proxy Statement, we will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR approval of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 4:

APPROVAL OF THE 2012 ACACIA RESEARCH CORPORATION STOCK INCENTIVE PLAN

On April 9, 2012, the Board of Directors adopted the 2012 Acacia Research Corporation Stock Incentive Plan , or the Plan, subject to the approval of our shareholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Annex A.

Summary of the Plan

Purpose of the Plan. The purpose of the Plan is to promote our interests by providing eligible officers, directors, employees and other service providers with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in our company as an incentive for them to continue providing service to us.

Shares Available. The number of shares of our common stock initially reserved for issuance under the Plan shall be 7,500,000 shares. The number of shares of our common stock available for issuance under the Plan will automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2013, by an amount equal to 750,000 shares.

If any shares of our common stock subject to an award under the Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the Plan to the extent of the forfeiture, expiration or cancellation. The shares of our common stock will be added back as one (1) share for every share of our common stock if the shares were subject to options, restricted stock grants or stock appreciation rights, or SARs, granted under the Plan. The following shares of our common stock will not be added to the shares authorized for grant as described above: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by us to satisfy tax withholding with respect to an award, and (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise.

The maximum number of shares of common stock that may be issued under the Plan pursuant to the exercise of incentive stock options shall be equal to the number of shares of common stock authorized for issuance under the Plan.

Eligibility.  Options, SARs and direct stock awards may be granted under the Plan. Options may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, or non-qualified stock options. Awards may be granted under the Plan to any employee, non-employee member of the Board of Directors, consultant or advisor who provides services to us or our subsidiaries, except for incentive stock options which may be granted only to our employees.

Administration. Generally, the Plan will be administered by either the entire Board or a committee of the Board, which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under the NASDAQ Listing Rules; provided that the committee shall have the sole authority to administer the Plan with respect to all our officers and directors subject to the short-swing profit liabilities of Section 16 of the Exchange Act. The Plan administrator shall have the authority to determine the terms and conditions of awards, and to interpret and administer the Plan.

Awards to be Granted to Certain Individuals and Groups.  The Plan administrator, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances or direct stock awards for more than 500,000 shares of our common stock in the aggregate per calendar year.

Discretionary Option Awards. The Plan administrator may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Plan administrator, including conditions for exercise that must be satisfied, which typically will be based on continued provision of services. The exercise price of stock options granted under the Plan cannot be less than 100% of the fair market value of our common stock on the date the option is granted. Fair market value of our common stock is generally equal to the closing price of our common stock on the principal securities exchange on which our common stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). As of March 23, 2012, the closing price of the our common stock as reported on the NASDAQ Global Select Market was $40.98 per share

The Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying optionee, any other form of legal consideration determined by the Plan administrator, or any combination of the foregoing. All options granted under the Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Plan administrator is authorized to grant tandem and limited SARs in connection with stock options granted under the Plan. SARs are subject to terms and conditions set by the Plan administrator, including conditions for exercise that must be satisfied.

Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the corresponding SAR (or underlying option) on the date of exercise over the exercise price of such SAR (or underlying option) by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of legal consideration determined by the Plan administrator, or any combination thereof. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Direct Stock Awards.  Direct stock awards may be issued under the Stock Issuance Program (as defined in the Plan) either alone or in addition to other awards granted under the Plan. The Plan administrator determines the terms and conditions of direct stock awards, including the number of shares of common stock granted, and the conditions for vesting that must be satisfied, if any, which typically will be based on continued provision of services but may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted direct stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares.  Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Automatic Options Grants. The Plan provides that: (a) an individual who is first elected or appointed as a non-employee Board member at any time on or after the effective date of the Plan shall automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase 20,000 shares of common stock, provided that such individual has not previously been in our employ; and (ii) on the first business day in each calendar year following the effective date of the Plan and during the term of the Plan, each non-employee Board member then in office, shall automatically be granted a non-qualified stock option to purchase 15,000 shares of common stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one non-employee Board member may receive over his or her period of service on the Board. The purchase price of shares of our common stock covered by such non-qualified stock options will be 100% of the fair market value of the common stock on the date the option is granted, and the shares granted pursuant to such non-qualified stock option grants shall vest in four (4) equal, quarterly installment upon the optionee’s completion of each three (3) months of continuous service as a Board member over the 12-month period measured from the date of the underlying option grant.

Nontransferability of Awards. No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than (i) to a participant’s beneficiary upon death of such participant, as designated in accordance with Section 2 of the Plan or (ii) by will or the laws of descent and distribution, except that non-statutory stock options and shares of restricted stock may be assigned in whole or in part during the participant’s lifetime to one or more members of such participant’s immediate family or to a trust established exclusively for such participant or one or more members of participant’s immediate family.  In addition, incentive stock options and corresponding SARs may be exercised during the participant's lifetime only by the participant, and other awards may be exercised during the participant’s lifetime only by the participant or the participant's estate, guardian or legal representative.

Adjustments upon Change in Control or Hostile Take-Over.  In the event of a Change in Control (as defined in the Plan) or Hostile Take-Over (as defined by the Plan), unless otherwise determined by the Plan administrator pursuant to the Plan: (i) each option outstanding under the Plan at the time of a Change in Control or Hostile Take-Over but not otherwise exercisable for all the shares of common stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control or Hostile Take-Over, become exercisable for all the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock; (ii) notwithstanding (i) above, in the event that certain options are assumed in connection with a Change in Control, each such option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable upon consummation of such Change in Control had the option been exercised immediately prior to thereto; (iii) the portion of any incentive stock options accelerated in connection with a Change in Control or Hostile Take-Over shall remain exercisable as an incentive stock option only to the extent the applicable $100,000 limitation is not exceeded, and to the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory stock option under the Federal tax laws; and (iv) all of our outstanding repurchase rights under direct stock awards shall automatically terminate, and all the shares of our common stock subject to such terminated rights shall immediately vest in full.

Adjustments upon Changes in Capitalization. If any change is made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding shares of common stock without our receipt of consideration, appropriate adjustments shall be made by the Plan administrator to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, direct stock issuances or share right awards under the Plan per calendar year; (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members; (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into the Plan, and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of Article I of the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan administrator shall be final, binding and conclusive.

Termination of Employment.  The Plan administrator will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise, but in no event shall any unvested awards vest after the date the participant ceases to be employed by, or otherwise provide services to, us.

Amendment and Termination. The Plan may be amended or terminated by the Plan administrator, except to the extent that by applicable law, regulation or rule of a stock exchange requires shareholder approval for any amendment to the Plan, which shall not be effective without such approval. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences.

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

We intend, and this summary assumes, that all awards granted under the Plan either will be exempt from or will comply with the requirements of Section 409A of the Code, or Section 409A, regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The Plan and any awards made under the Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

 Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same.  If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.  For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise.  The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes.  If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Direct Stock Awards. The participant will not realize ordinary income on the grant of a restricted direct stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

Upon disposition of shares of common stock acquired under a restricted direct stock award or performance award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) and Section 280G of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our Chief Executive Officer and to each of the next three most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is “performance-based compensation” under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the Plan should qualify as performance-based compensation if the awards are made by the Plan administrator and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant.  Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Plan administrator, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Plan administrator while the outcome is substantially uncertain, and (iii) the Plan administrator certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Section 409A of the Code.  Any awards granted under the Plan, that are considered to be deferred compensation, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts into income, as well as interest and a surtax on any amount included in income.  We intend to structure awards under the Plan to meet the requirements of  Section 409A, or an applicable exemption, in order to avoid its adverse tax consequences.  Incentive stock options are generally exempt from the requirements of Section 409A.  Generally, for nonqualified stock options and stock appreciation rights to be exempt from the requirements of Section 409A, they must be granted with an exercise price at least equal to the fair market value of the underlying shares on the date of grant, and must not include any feature for the deferral of compensation.  Restricted stock awards granted under the Plan are intended to be structured to be exempt from the requirements of Section 409A.

 New Plan Benefits

Except for automatic option grants, future awards to our employees and directors are discretionary.  Therefore, the benefits that may be received by our employees and directors if our stockholders approve the Plan cannot be determined at this time.  In addition, because the value of the common stock issuable under certain aspects of the Plan will depend upon the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by participants under the Plan.

Equity Compensation Plan Information

All stock-based award plans under which our common stock is reserved for issuance have previously been approved by our stockholders.  We have no other equity compensation plans other than our stock-based award plans.  The following table provides summary information as of March 23, 2012 for all of our stock-based award plans:

	Number of Shares of common stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of common stock Remaining Available for Future Issuance under our Stock Option Plans (Excluding Shares Reflected in Column 1)
Equity Compensation Plans Approved by Shareholders	528,190	$(1)	518,636
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	528,190	$(1)	518,636

(1)	Includes 418,124 stock option grants at a Weighted Average Price of $5.56 and 110,066 restricted stock unit grants at a Weighted Average Price of $3.13.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the Plan. Abstentions will be the equivalent of a vote against this proposal and broker non-votes will have no effect on this proposal.

The Board of Directors recommends a vote FOR approval of the 2012 Acacia Research Corporation Stock Incentive Plan.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting.  If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of March 23, 2012, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) the executive officers named in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all current directors and executive officers as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class(1)
Directors and Executive Officers(2)
Paul R. Ryan	464,059	*
Robert L. Harris, II	399,933	*
William S. Anderson(3)	36,819	*
Fred A. deBoom(4)	102,049	*
Edward W. Frykman (5)	52,739	*
G. Louis Graziadio, III(6)	72,749	*
Clayton J. Haynes(7)	118,309	*
Dooyong Lee	137,667	*
Edward J. Treska	56,667	*
All Directors and Executive Officers as a Group (nine persons)(8)	1,440,991	2.9%

* Less than one percent

(1)
The percentage of shares beneficially owned is based on 49,624,978 shares of our common stock outstanding as of March 23, 2012.  Beneficial ownership is determined under rules and regulations of the SEC.  Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after March 23, 2012, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)
The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660, except for Dooyong Lee, whose address is 6136 Frisco Square Blvd, Suite 385, Frisco, TX 75034.

(3)	Includes 26,819 restricted stock units issued to independent directors.
(4)
Includes 45,000 shares of common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 23, 2012 and 27,749 restricted stock units issued to independent directors.

(5)	Includes 27,749 restricted stock units issued to independent directors.
(6)
Includes 45,000 shares of common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 23, 2012 and 27,749 restricted stock units issued to independent directors.

(7)	Includes 37,620 shares of common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of March 23, 2012.
(8)
Includes 127,620 shares of common stock issuable upon exercise of options that are currently exercisable or will become   exercisable within 60 days of March 23, 2012 and 110,066 restricted stock units issued to independent directors.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock					Percent of Class(1)
5% Stockholders	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power	Total
Soros Fund Management LLC(2)	2,801,180	0	2,801,180	0	2,801,180	5.6%
George Soros(2)	0	2,801,180	0	2,801,180	2,801,180	5.6%
Robert Soros(2)	0	2,801,180	0	2,801,180	2,801,180	5.6%
Eagle Asset Management, Inc.(3)	2,705,088	0	2,705,088	0	2,705,088	5.5%

* Less than one percent

(1)
The percentage of shares beneficially owned is based on 49,624,978 shares of our common stock outstanding as of March 23, 2012.  Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The same 2,801,180 shares of common stock are beneficially owned by Soros Fund Management LLC, George Soros and Robert Soros and are reported separately for each in accordance with Item 403 of Regulation S-K.    The information reported is based solely on a Schedule 13G filed jointly by Soros Fund Management LLC, George Soros and Robert Soros on March 3, 2012. According the Schedule 13G, the address for Soros Fund Management LLC, George Soros and Robert Soros is 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

(3)
The information reported is based solely on a Schedule 13G filed by Eagle Asset Management, Inc. with the SEC on January 23, 2012.  According to such Schedule 13, the address for Eagle Asset Management, Inc.  is 880 Carillon Parkway, St. Petersburg, Florida 33716.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions.  It provides qualitative information regarding the manner and context in which compensation is awarded to, and earned by, (a) our principal executive officer and principal financial officer and (b) our three most highly compensated executive officers, other than the principal executive officer and principal financial officer, which we refer to herein collectively as our named executive officers.

Current Compensation Philosophy and Objectives

Objectives of Compensation Program

The objective of our compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, individuals with the skills necessary to achieve our objectives.  Our compensation program is also designed to reinforce a sense of ownership and urgency and to link rewards to measurable corporate performance goals.

Compensation Elements

Our compensation program currently has four primary components:

●	base salary;

●	cash bonuses;

●	equity awards granted under our stock incentive plans; and

●	employee benefits and perquisites.

Determination of Our Compensation Program

We have no public company peers with which to compare our compensation program.  For our business, we rely on qualified, highly skilled and talented employees who have experience in the legal, intellectual property licensing and enforcement, and other technology-related industries to execute our business model.  Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Determining the Elements of Our Compensation Program

Our compensation program consists of two general elements:

●	a fixed portion of compensation to retain and provide a base level of compensation to our named executive officers; and

●	a performance element to incentivize our named executive officers to achieve superior corporate performance.

The fixed portion of our compensation program consists of base salary, cash bonus and, in part, the grant of restricted stock awards.  The performance element of our compensation program consists of the award of stock options and the grant of restricted stock awards.

Determining the Amounts of Each Element of Our Compensation Program

In determining the total amount and mixture of the compensation for each of the named executive officers, the Compensation Committee and the Board subjectively consider the overall value to us of each named executive officer in light of numerous factors, including but not limited to the following:

●	our competitive position;

●	individual performance, including past and expected contribution to our goals of each named executive officer; and

●	our long-term needs and goals, including attracting and retaining key management personnel.

The Compensation Committee and, where applicable, the Chief Executive Officer review the performance of each named executive officer annually in light of the above factors and determine whether the named executive officer should receive any increase in base salary or receive a cash bonus or stock award based on such evaluation.  Since we do not have a peer group of comparable public companies in our industry, we do not determine compensation based on surveys of other companies’ compensation programs.

Role of Compensation Committee and Chief Executive Officer

The Compensation Committee has the responsibility for reviewing, approving and determining the compensation of the named executive officers.  Annually, the Compensation Committee evaluates the performance of our Chief Executive Officer and determines the Chief Executive Officer’s compensation in light of the goals and objectives of our compensation program.  The Chief Executive Officer assists the Compensation Committee in reaching compensation decisions with respect to the named executive officers other than the Chief Executive Officer.  The other named executive officers do not play a role in their own compensation determination, other than discussing individual performance objectives with the Chief Executive Officer.  If the Compensation Committee considers it appropriate, it may increase the other named executive officers’ base salary or provide for additional stock awards.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, imposes a $1.0 million limit on the amount that a public company may deduct for compensation paid to its chief executive officer or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year.  This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation, which is compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by the stockholders. Prior to 2010, the total compensation earned by our executive officers was always less than $1.0 million and, consequently, the limitations imposed by Section 162(m) were not a factor.  Although in 2011, our Chief Executive Officer and our other named executive officers each earned total compensation in excess of $1.0 million, the Compensation Committee has determined not to modify the basic method of determining executive compensation. Generally, while we seek to maximize the deduction for compensation paid to our named executive officers, because we compensate our named executive officers in a manner designed to promote our varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Consequently, we may not be able to deduct for federal income tax purposes certain compensation earned by our named executive officers in 2011 in excess of $1.0 million each.

Base Salary

We pay base salaries to reward the named executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their compensation.  The base salaries of all of the named executive officers are approved by the Compensation Committee.  The primary factors considered by the Compensation Committee in establishing or adjusting base salaries are:

●	individual and company performance;

●	experience, position criticality and overall responsibility of the named executive officer;

●	internal equity among positions; and

●	changes in the named executive officer’s duties and responsibilities.

In making salary decisions, the Compensation Committee exercises its discretion and judgment based on the above factors.  No specific formula is applied to determine the weight of each of the above factors in determining base salary.  During fiscal year 2011, as in the past several years, the Compensation Committee increased the base salaries of the named executive officers based on the above factors, commensurate with their performance and our success.  In light of such factors, in fiscal year 2011, the Compensation Committee increased the base salaries of Mr. Ryan by approximately 29%,  Mr. Harris by approximately 31%,  Mr. Treska by approximately 14% and  Messrs. Haynes and Lee by approximately 5% over their base salaries in effect in fiscal year 2010.

At the end of fiscal year 2011, the base salaries of the named executive officers were:

Name of Executive:	Position	Base Salary:
Paul R. Ryan	President and Chief Executive Officer	$ 500,000
Robert L. Harris, II	Executive Chairman	$ 500,000
Clayton J. Haynes	Chief Financial Officer, Senior Vice President of Finance and Treasurer	$ 304,594
Dooyong Lee	Executive Vice President	$ 437,027
Edward J. Treska	Vice President, General Counsel and Secretary	$ 328,750

Cash Bonuses

The employment agreements with each of the named executive officers were structured to provide for an annual discretionary cash bonus based on performance equal in value to up to 30% of his respective annual base salary.  Such cash bonus is discretionary and is based upon personal performance, overall company performance and any other factors the Compensation Committee and, if applicable, the Chief Executive Officer elect to consider.  With respect to fiscal year 2011, the Compensation Committee and, where applicable, the Chief Executive Officer, considered the following performance metrics when determining the amount of bonus to be paid to each of the named executive officers:

●	the number of licensing programs that have produced revenue;

●	the number of patent portfolios controlled by us; and

●	our twelve-month trailing revenue stream.

The above fiscal year 2011 performance metrics are referred to herein as the 2011 Performance Metrics.

The Compensation Committee was responsible for evaluating the individual performance of the Chief Executive Officer for the 2011 fiscal year.  The Compensation Committee reviewed our performance and the Chief Executive Officer’s individual performance in fiscal year 2011 with respect to the 2011 Performance Metrics, as well as other relevant factors considered in the discretion of the Compensation Committee.  After consideration of such performance criteria, for fiscal year 2011, the Compensation Committee determined that Mr. Ryan should be awarded $535,000, or 107% of his annual base salary.

The Chief Executive Officer was responsible for determining the bonuses payable to each of Messrs. Harris, Haynes, Lee and Treska.  The Chief Executive Officer reviewed our performance and each other named executive officer’s individual performance in fiscal year 2011 with respect to the 2011 Performance Metrics, as well as other relevant factors considered in the discretion of the Chief Executive Officer and the Compensation Committee.

The Compensation Committee had the final authority to approve the Chief Executive Officer’s recommendations regarding the amount of the discretionary cash bonus, if any, payable to each of Messrs. Harris, Haynes, Lee and Treska.  After consideration of the performance criteria described above, for fiscal year 2011, the Chief Executive Officer and the Compensation Committee determined that Messrs. Harris, Haynes, Lee and Treska should each be awarded $535,000, $125,000 , $127,986, $164,567 respectively, or 107% of Mr. Harris annual base salary; 41% of Mr. Haynes annual base salary; 30% of Mr. Lee’s annual base salary and 50% of Mr. Treska’s annual base salary.

In addition to the above discretionary bonuses, all of our employees, including each of our named executive officers, received a year-end bonus equal to one week’s salary.  Thus, Messrs. Ryan, Harris, Haynes, Lee and Treska each received an additional non-discretionary bonus of $9,615, $9,615, $5,858, $8,404, and $6,322, respectively, with respect to fiscal year 2011.

Equity Compensation

We grant both stock options and restricted stock awards to the named executive officers.  Both equity compensation awards vest over a one to three year period based on the award recipient’s continued service to us.  The Compensation Committee believes that the grant of stock options and restricted stock awards is essential to aligning the interests of our named executive officers with the interests of our stockholders in enhancing the value of our company.  Additionally, the use of vesting schedules in our stock option and restricted stock award grants help us to retain our named executive officers.

Historically, we have awarded both stock options and restricted stock awards to our named executive officers and other employees.  As in fiscal years 2010 and 2009, in fiscal year 2011, we placed increased emphasis on grants of restricted stock awards in lieu of stock option grants after consideration of the following factors:

●	the potential dilution of shares given the growth in the number of our employees;

●
the volatility of our common stock, which causes a high expense value for a stock option, which could then create a situation in which the cost to us of issuing an option could exceed the value ultimately delivered to our employees;

●
restricted stock has more retentive value in the event of a downturn in stock markets, and helps align our employees’ goals with maximizing stockholder value so that our employees not only have an interest in increasing the value of our common stock, but also have an interest in avoiding price declines; and

●
the competitive marketplace is beginning to use restricted stock as at least a portion of the long-term incentive award and we want to ensure that our long-term incentive package remains competitive with the market.

Decisions regarding the size of equity compensation awards for the Chief Executive Officer are made by the Compensation Committee, after careful consideration of the following factors:

●	our performance and the Chief Executive Officer’s individual performance; and

●	retention considerations.

Decisions regarding the size of equity compensation awards for the other named executive officers are made by the Compensation Committee after careful consideration of the following factors:

●	recommendations of the Chief Executive Officer;

●	our performance and the individual performance of each other named executive officer;

●	retention considerations;

●	internal equity; and

●	executive potential.

In fiscal year 2011, we did not grant any stock options to our named executive officers.  In fiscal year 2011, we granted 125,000 restricted stock awards to the Chief Executive Officer, and the other named executive officers received restricted stock awards ranging from 25,000 to 125,000.

Benefits and Perquisites

The named executive officers participate in the employee benefits that are available to all of our employees.

Severance and Change of Control Payments

The Board is determined to provide our named executive officers with severance and change of control arrangements in order to mitigate some of the risk that exists for the named executive officers.  These arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these arrangements, and mitigate a potential disincentive for the named executive officers to pursue and execute an acquisition of our company, particularly where the services of these named executive officers may not be required by a potential acquirer.

Employment Agreements

We have entered into employment agreements with each of the named executive officers. The employment agreements with Messrs. Ryan, Harris and Haynes commenced on March 31, 2008, the employment agreement with Mr. Treska commenced in April 2004 and the employment agreement with Mr. Lee commenced in January 2005.

All employment agreements with the named executive officers may be terminated by either party for any reason upon thirty-days advance notice.  Upon termination without cause, the named executive officer will be eligible for payment pursuant to our then effective severance plan, if any.  The current severance plan is described below under the heading “Potential Payments Upon Termination or Change in Control.”  In addition, the named executive officer is eligible for an annual discretionary cash bonus of up to 30% of his base salary.  The cash bonus is based upon personal performance, overall company performance and any other factors the Compensation Committee and, if applicable, the Chief Executive Officer elect to consider.

Effective December 17, 2008, we amended the employment agreements with Messrs. Ryan, Harris, Haynes and Lee for the purpose of bringing their employment agreements into compliance with the applicable provisions of Section 409A of the Code, or Section 409A, and the Treasury Regulations issued thereunder.  Section 409A governs “nonqualified deferred compensation” arrangements.  Section 409A imposes penalties and additional tax on service providers (including employees and directors) if a nonqualified deferred compensation arrangement does not comply with its provisions.  The amendments provide, among other things, that discretionary bonus payments to the above-named officers will be made only at such times and in such manner as is permissible without triggering tax penalties under Section 409A.

On April 20, 2011, the Compensation Committee adopted a supplemental cash bonus plan for Dooyong Lee, or the Lee Bonus Plan, to provide a cash incentive for Mr. Lee to acquire patent portfolios for us. Under the terms of the Lee Bonus Plan, Mr. Lee is entitled to receive quarterly cash bonus awards of up to 7.5% of his annual base salary based upon Mr. Lee’s business development activities and acquisitions of patent portfolios for us during each fiscal quarter.

We do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements and the executive severance policy described below, which we refer to herein as the Executive Severance Policy.  The agreements and arrangements are described in greater detail under the section “Potential Payments Upon Termination or Change in Control” below.

Potential Payments Upon Termination or Change in Control

Under our Executive Severance Policy, full-time employees with the title of Senior Vice President and higher, which we refer to herein as the Officers, are entitled to receive certain benefits upon termination of employment.  If we terminate the employment of an Officer for other than cause or other than on account of death or disability, we will (i) promptly pay to the Officer a lump sum amount equal to the aggregate of (a) accrued obligations (i.e., the Officer’s annual base salary through the date of termination to the extent not theretofore paid and any compensation previously deferred by the Officer (together with any accrued interest or earnings thereon) and any accrued vacation pay, and reimbursable expenses, in each case to the extent not theretofore paid) and (b) three months of the Officer’s base salary for each full year that the Officer was employed by us, which we refer to herein as the Severance Period, up to a maximum of twelve months of the Officer’s base salary and (ii) provide to the Officer, COBRA coverage, paid by us, for the medical and dental benefits selected by the Officer in the year in which the termination occurs, for the duration of the Severance Period.

On December 17, 2008, we amended the Executive Severance Policy for the purpose of bringing the policy into compliance with the applicable provisions of Section 409A.  The amendment to the Executive Severance Policy clarifies that any severance payments which are treated as non-qualified deferred compensation must be made upon a “separation of service” with us and that, subject to certain exceptions, such payments may be delayed for a period of six months if an employee is deemed to be a “specified employee” at the time of his or her termination of employment.

If we had terminated Messrs. Ryan, Harris, Haynes or Lee without cause on December 31, 2011, each of them would have received a lump sum payment equal to 12 months of their respective base salaries, in addition to the accrued obligations and COBRA coverage described above.  The respective base salaries would have been $500,000 for Mr. Ryan, $500,000 for Mr. Harris, $304,594 for Mr. Haynes and $437,027 for Mr. Lee and $328,750 for Mr. Treska. There is no acceleration of the vesting of any outstanding restricted stock awards or stock options upon termination of employment that would be triggered by any agreement or in accordance with the Executive Severance Policy.  The named executive officers do not receive severance or other payments in any other circumstances, including death or disability.

Upon a “change in control” or “hostile takeover” (each as defined in our 2002 Acacia Technologies Stock Incentive Plan and 2007 Acacia Technologies Stock Incentive Plan), all outstanding unvested stock awards, including outstanding unvested options, will fully vest on the close of the “change in control” or “hostile takeover.”  If the closing of a “change in control” had occurred as of December 31, 2011, the following stock awards, including options, would have vested with respect to each named executive officer:

	Stock Option Awards		Restricted Stock Awards
Name	Number of Shares	Value($)	Number of Shares	Value($)	Total Value($)
Paul R. Ryan	0	0	136.667	4,989,712	4,989,712
Robert L. Harris, II	0	0	136,667	4,989,712	4,989,712
Clayton J. Haynes	0	0	43,334	1,582,124	1,582,124
Dooyong Lee	0	0	101,667	3,711,862	3,711,862
Edward J. Treska	0	0	43,334	1,582,124	1,582,124

The determination of the value of the restricted stock that vested on this hypothetical “change in control” is determined by multiplying the shares that vested against the closing sales price of our common stock on the last trading day prior to December 31, 2011.    The fair market value of a share of our common stock is assumed to be $36.51 which was the closing price of the stock on December 30, 2011, the last trading day in 2011.  We are not required to make any other payments in connection with a “change in control” of our company.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board currently consists of Messrs. deBoom, Frykman and Graziadio.  During fiscal year 2011, no member of our Compensation Committee was an officer or employee, or a former employee, of our company.  During fiscal year 2011, none of our executive officers (i) served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee of another entity, one of whose executive officers served as a director of ours.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:	Fred A. deBoom Edward W. Frykman G. Louis Graziadio, III

Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)		Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul R. Ryan	2011	494,373	535,000	(2)	3,346,500	-	9,615	(3)	-	-	4,385,488
President and Chief	2010	380,351	108,652	(2)	758,700	-	7,451	(3)	-	-	1,255,154
Executive Officer	2009	362,172	105,428	(2)	315,000	-	7,096	(3)	-	-	789,696

Robert L. Harris, II	2011	494,024	535,000	(2)	3,346,500	-	9,615	(3)	-	-	4,385,139
Executive Chairman	2010	373,512	106,698	(2)	758,700	-	7,317	(3)	-	-	1,246,227
	2009	355,659	103,532	(2)	315,000	-	6,969	(3)	-	-	781,160

Clayton J. Haynes	2011	297,900	125,000	(2)	699,000	-	5,858	(3)	-	-	1,127,758
Chief Financial Officer	2010	284,777	81,350	(2)	379,350	-	5,579	(3)	-	-	751,056
	2009	271,165	78,936	(2)	157,500	-	5,313	(3)	-	-	512,914

Dooyong Lee	2011	427,422	127,986	(2)	1,398,000	-	8,404	(3)	-	-	1,961,812
Executive Vice President	2010	377,560	239,865	(2)	1,011,600	-	8,004	(3)	-	-	1,637,029
	2009	353,694	119,108	(2)	315,000	-	6,930	(3)	-	-	794,732

Edward J. Treska	2011	310,289	164,567	(2)	699,000	-	6,322	(3)	-	-	1,180,178
Sr. Vice President,	2010	277,644	108,906	(2)	379,350	-	5,553	(3)	-	-	771,453
General Counsel and Secretary	2009	257,644	61,656	(2)	157,500	-	5,048	(3)	-	-	481,848

(1)
Stock awards consist only of restricted stock awards.  Amounts shown do not reflect compensation actually received by the named executive officer.  Instead, the amounts shown represent the aggregate grant date fair value related to restricted stock awards granted to the named executive officers during the years indicated, as determined pursuant to ASC Topic 718.  The method used to calculate the aggregate grant date fair value of restricted stock awards is set forth under Notes 2 and 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	This amount represents the amount of the discretionary bonus earned by Messrs. Ryan, Harris, Haynes, Lee and Treska in accordance with the terms of their employment agreements.
(3)	This amount represents the amount of the non-discretionary bonus received by Messrs. Mr. Ryan, Harris, Haynes, Lee and Treska that is provided to all of our employees.

Executive Officers

The table below provides information concerning the executive officers as of the date of this Proxy Statement.

Name	Age	Positions with the Company
Paul R. Ryan	66	President and Chief Executive Officer
Robert L. Harris, II	53	Executive Chairman
Clayton J. Haynes	42	Chief Financial Officer, Treasurer and Senior Vice President, Finance
Dooyong Lee	51	Executive Vice President
Edward J. Treska	46	Senior Vice President, General Counsel and Secretary

The following is biographical information and a brief description of the capacities in which each of the executive officers has served during the past five years.  Biographical information on Messrs. Ryan and Harris is set forth above under “Proposal No. 1:  Election of Directors.”

Clayton J. Haynes joined us in April 2001 as Treasurer and Senior Vice President, Finance.  In November 2001, Mr. Haynes was appointed our Chief Financial Officer.  From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice.  Mr. Haynes received a B.A. degree from the University of California at Los Angeles and is a Certified Public Accountant.

Dooyong Lee joined us in January 2005 as Executive Vice President.  From 2003 to January 2005, Mr. Lee was Chief Operating Officer of Global Patent Holdings LLC/TechSearch LLC, a privately held patent holding company whose assets were acquired by us in January 2005.  From 2000 to 2003, Mr. Lee was President of LPS Group, a patent licensing company under Information Holdings Inc. (now part of Thomson Reuters, NYSE:TRI). Prior to LPS Group, Mr. Lee was a co-founder/Vice President of Fairfield Resources International, an intellectual property consulting firm, then under the sponsorship of Fish & Richardson, PC.   Prior to Fairfield, Mr. Lee was a licensing executive at AT&T Bell Laboratories/Lucent Technologies.  Mr. Lee started his career as a Member of the Technical Staff at AT&T Bell Labs in 1984.  Mr. Lee received a B.A. degree from Oberlin College and an M.S. degree from the University of California at Berkeley.

Edward J. Treska joined us in April 2004 as Vice President. Mr. Treska was previously General Counsel, Director of Patents and Licensing for SRS Labs, Inc., a technology licensing company specializing in audio enhancement, between 1996 and 2004.  Prior to joining SRS Labs, Mr. Treska practiced law at the intellectual property law firm of Knobbe, Martens, Olson & Bear and prior to law school was a design engineer with the former TRW Space & Technology Group.  Mr. Treska is a registered patent attorney who received a B.S. degree in Electrical Engineering from Colorado State University and a J.D. degree from the University of San Diego School of Law.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2011

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Award ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Paul R. Ryan	1/20/11	-	-	-	-	-	-	50,000	(1)	-	-	1,398,000	(3)
Paul R. Ryan	2/8/11	-	-	-	-	-	-	75,000	(2)	-	-	1,948,500	(3)

Robert L. Harris, II	1/20/11	-	-	-	-	-	-	50,000	(1)	-	-	1,398,000	(3)
Robert L. Harris, II	2/8/11	-	-	-	-	-	-	75,000	(2)			1,948,500	(3)

Clayton J. Haynes	1/20/11	-	-	-	-	-	-	25,000	(1)	-	-	699,000	(3)

Dooyong Lee	1/20/11	-	-	-	-	-	-	50,000	(1)	-	-	1,398,000	(3)

Edward J. Treska	1/20/11	-	-	-	-	-	-	25,000	(1))	-	-	699,000	(3)

(1)	This amount reflects grants of restricted stock under our 2002 Acacia Technologies Stock Incentive Plan. One-sixth of the shares vest every six months for a three year period.
(2)	This amount reflects grants of restricted stock under our 2002 Acacia Technologies Stock Incentive Plan. One-third of the shares vest every six months for 18 months.
(3)
Only restricted stock awards were granted to employees in 2011.  The fair value of restricted stock awards is determined by the product obtained by multiplying the number of shares granted by the grant date market price of the underlying common stock.  Regardless of the value placed on restricted stock awards on the grant date, the actual value of the award will depend on the market value of our common stock on such date in the future when the restricted stock award vests.

2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2011.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable (1)	Unexercisable

Paul R. Ryan	-	-	-	-	-	45,000	(2)	1,642,950	-	-
	-	-	-	-	-	41,667	(3)	1,521,262	-	-
	-	-	-	-	-	50,000	(4)	1,825,500	-	-

Robert L. Harris, II	-	-	-	-	-	45,000	(2)	1,642,950	-	-
	-	-	-	-	-	41,667	(3)	1,521,262	-	-
	-	-	-	-	-	50,000	(4)	1,825,500	-	-

Clayton J. Haynes	37,620	-	-	5.17	11/24/13	22,500	(2)	583,650	-	-
		-	-			20,834	(3)	760,649	-	-

Dooyong Lee	-	-	-	-	-	60,000	(2)	2,190,000	-	-
	-	-	-	-	-	41,667	(3)	1,521,262	-	-

Edward J. Treska	-	-	-	-	-	22,500	(2)	821,475	-	-
	-	-	-	-	-	20,834	(3)	760,649	-	-

(1)	This amount reflects options that were granted at an exercise price equal to the closing price of our common stock on the date of grant and have a term of ten years. The options are fully vested.
(2)	This amount reflects stock awards that were granted on January 25, 2011. Assuming continued employment, the restricted stock grant will become fully vested on January 25, 2013.
(3)	This amount reflects stock awards that were granted on January 20, 2011. Assuming continued employment, the restricted stock grant will become fully vested on January 20, 2014.
(4)	This amount reflects stock awards that were granted on February 8, 2011. Assuming continued employment, the restricted stock grant will become fully vested on August 8, 2012.
(5)
The fair market value of a share of our common stock is assumed to be $36.51, which was the closing price of our common stock on the Nasdaq Global Select Market on December 30, 2011, the last trading day of 2011.

2011 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Paul R. Ryan	-	-	108,333	3,499,970
Robert L. Harris, II	-	-	108,333	3,499,970
Clayton J. Haynes	4,600	103,148	41,666	1,282,090
Dooyong Lee	-	-	93,333	2,914,770
Edward J. Treska	-	-	41,666	1,282,090

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2011, which include our consolidated balance sheets as of December 31, 2011 and 2009, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2011, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three directors and operates under a written charter adopted by the Board. The charter was amended by the Board on October 19, 2004.  The members of the Audit Committee are Fred A. deBoom, William S. Anderson and Edward W. Frykman. All members of the Audit Committee are “independent,” as defined in Rule 10A-3 under the Exchange Act, and Rule 4200(a)(15) of the Marketplace Rules contained in the Nasdaq Listed Company Manual, and financially literate.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Independent registered public accounting firm. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP, our independent registered public accounting firm. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.

Conclusion. Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Fred A. deBoom William S. Anderson Edward W. Frykman

Audit and Related Fees

Grant Thornton LLP served as our independent registered public accounting firm for the years ended December 31, 2011 and 2010.  Fees billed in connection with services rendered by Grant Thornton LLP were as set forth below (on a consolidated basis including Acacia Research Corporation and its subsidiaries).

Audit Fees –Total fees billed by Grant Thornton LLP for audit services relating to the fiscal years ended 2011 and 2010 were $800,000 and $470,000, respectively.

Audit-Related Fees –Total fees billed by Grant Thornton LLP for audit related services relating to the fiscal years ended 2011 and 2010 were $53,000 and $0, respectively.  These fees are for services rendered for accounting consultations in connection with acquisition.

Tax Fees – Tax fees billed by Grant Thornton LLP for tax services relating to the fiscal years ended 2011 and 2010 were $354,000 and $162,000, respectively.  These fees are for professional services rendered for tax compliance, tax consulting and transfer pricing study.

All Other Fees – Total fees billed by Grant Thornton LLP for other services relating to the fiscal years ended 2011 and 2010 were $0.

Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees.  All of the services in 2011 and 2010 were pre-approved.

Certain Relationships and Related Transactions

We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement.  However, we have adopted a corporate Code of Conduct which applies to all of our employees, officers, and directors and a Board of Directors Code of Conduct which applies only to our directors.  Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest.  The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel and approved by our Board.  The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel.  Such transactions are generally prohibited unless approved by the Board.  The Board of Directors Code of Conduct provides further obligations for director conflicts of interest.  The Board of Directors Code of Conduct requires directors to disclose material conflicts of interest to our General Counsel.  Our General Counsel must notify the Board, and the disinterested Board members must determine whether the situation represents a material conflict of interest.  If the Board determines there is a material conflict of interest, the Board must determine the appropriate manner to address the conflict and may prohibit the interested director from approving the transaction, have the transaction approved by our Audit Committee, or have the transaction approved by another disinterested body of the Board.

We review the questionnaires completed by our directors and executive officers annually.  If any related party transactions are reported, management reviews the transactions and consults with the Board.  Since January 1, 2011, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements with Directors and Officers.  In addition to the indemnification provisions contained in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys' fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2011, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a) except that Fred A. deBoom was delinquent in the filing of Form 4 relating to a sale of stock on August 10, 2011 and Edward W. Frykman was delinquent in the filing of his Form 4 relating to a stock option exercise on December 8, 2011.

Form 10-K

On February 29, 2012, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2011.  A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 500 Newport Center Drive, Newport Beach, California 92660.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Stockholder Proposals for the 2013 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2013 annual meeting should arrange for such proposal to be delivered to us at our principal place of business (500 Newport Center Drive, Newport Beach, California 92660) no later than December 20, 2012, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Amended and Restated Bylaws, notice of any such stockholder proposals must be delivered to our Secretary in writing at our principal place of business not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2013 Annual Meeting, after which a proposal is untimely.  In the event that the date of the 2013 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2013 annual meeting and not later than the close of business on the later of the 90th day prior to the 2012 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2012 Annual Meeting is first made by us.  A stockholder’s notice to theSecretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

April 18, 2012	By Order of the Board of Directors, /s/ Edward J. Treska Edward J. Treska Secretary

ANNEX A

ACACIA RESEARCH CORPORATION

2012 ACACIA RESEARCH CORPORATION STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This 2012 Acacia Research Corporation Stock Incentive Plan is intended to promote the interests of Acacia Research Corporation, a Delaware corporation, by providing eligible persons in the Corporation’s Service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such Service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A.   The Plan shall be divided into three separate equity incentive programs:

-   the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

-   the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Subsidiary), and

-   the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board Service.

B.   The provisions of Articles One and Five shall apply to all equity incentive programs under the Plan and shall govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A.   The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances to members of the Committee must be authorized and approved by a disinterested majority of the Board.

B.   Members of the Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time.

C.   The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

D.   Service on the Committee shall constitute Service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

E.   Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of the program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

IV.	ELIGIBILITY

A.   The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)   Employees,

(ii)   non-employee members of the Board or the board of directors of any Subsidiary, and

(iii)   consultants and other independent advisors who provide services to the Corporation (or any Subsidiary).

B.   The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, if, and the extent to which, each option is to be exercisable at a different time or times than those times set forth in Section I.B.1. of Article Two of the Plan, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C.   The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

D.   The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members on the first business day in each calendar year following the Plan Effective Date and during the term of the Plan, including any individuals who first became non-employee Board members prior to such Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.	STOCK SUBJECT TO THE PLAN

A.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance under the Plan shall be 7,500,000 shares.

B.   The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2013, by an amount equal to 750,000 shares.

C.   No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances or share right awards for more than 500,000 shares of Common Stock in the aggregate per calendar year.

D.   Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.  In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance.  However, shares of Common Stock underlying one or more stock appreciation rights exercised under Section V of Article Two or Section II.D of Article Four of the Plan shall not be available for subsequent issuance under the Plan.

E.   If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances or share right awards under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, and (v) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.   EXERCISE PRICE.

1.   The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.   The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below as determined by the Plan Administrator and evidenced in the documents memorializing the option grant:

(i)   cash or check made payable to the Corporation, or

(ii)   shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii)   to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or

(iv)   in the Corporation’s sole discretion at the time the option is exercised, by cancellation of a number of the shares of Common Stock to be issued upon the exercise, where such cancelled number equals the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price.  Any remaining balance of the aggregate exercise price, may be paid either with cash or check  or through a broker assisted exercise pursuant to Section 2(iii) above.  The shares of Common Stock used to pay the exercise price of the option under this “net exercise” provision will be considered to have resulted from the exercise of the option, and accordingly, the option will not again be exercisable with respect to such shares, as well as any shares actually delivered to the Optionee, or

(v)   any other form of legal consideration determined by the Plan Administrator.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.   EXERCISE AND TERM OF OPTIONS.

1.   Unless otherwise determined by the Plan Administrator and set forth in the documents evidencing the option:

(i)   Each option granted under the Discretionary Option Grant Program to an Optionee in connection with the commencement of the Optionee’s Service with the Corporation (or any Subsidiary) shall become exercisable for one-third (1/3) of the shares of Common Stock subject to such option upon such Optionee’s completion of one year of Service measured from the option grant date and shall become exercisable for the balance of the option shares in twenty-four (24) successive equal monthly installments upon the Optionee’s completion of each additional month of Service over the 24-month period measured from the first year anniversary of the grant date.

(ii)   Each option granted under the Discretionary Option Grant Program other than an option described in subparagraph (i) immediately above shall become exercisable for one-sixth (1/6) of the shares of Common Stock subject to the option upon such Optionee’s completion of six (6) months of Service measured from the option grant date and shall become exercisable for the balance of the option shares in thirty (30) successive equal monthly installments upon the Optionee’s completion of each additional month of Service over the 30-month period measured from the 6-month anniversary of the grant date.

2.   Notwithstanding any other provision of the Plan, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.   EFFECT OF TERMINATION OF SERVICE.

1.   The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i)   Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)   Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of descent and distribution or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii)   Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(iv)   During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2.   The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i)   extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)   permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.   STOCKHOLDER RIGHTS.  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.   REPURCHASE RIGHTS.  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.   LIMITED TRANSFERABILITY OF OPTIONS.  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more of the Optionee’s Immediate Family or to a trust established exclusively for the Optionee or one or more members of the Optionee’s Immediate Family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. The maximum number of shares that can be issued pursuant to Incentive Options pursuant to this Plan shall be equal to the number of shares of Common Stock authorized for issuance under this Plan.  Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.   ELIGIBILITY.  Incentive Options may only be granted to Employees.

B.   EXERCISE PRICE.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.   FAILURE TO QUALIFY AS INCENTIVE OPTION.  To the extent that any option governed by this Plan does not qualify as an Incentive Option, by reason of the dollar limitation described in Section II.C of this Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

E.   10% STOCKHOLDER.  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	CHANGE IN CONTROL/HOSTILE TAKE-OVER

A.   Unless otherwise determined by the Plan Administrator and expressly set forth in the documents evidencing the option, each option outstanding under the Discretionary Option Grant Program at the time of a Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock, regardless of whether such options are assumed by the successor corporation or otherwise continued in force and effect pursuant to the Change in Control transaction.

B.   All of the Corporation’s outstanding repurchase rights under the Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.   Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.

D.   Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan and (iv) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances or share right awards under the Plan per calendar year.  To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E.   Unless otherwise determined by the Plan Administrator and expressly set forth in the documents evidencing the option, each option outstanding under the Discretionary Option Grant Program at the time of a Hostile Take-Over but not otherwise exercisable for all the shares of Common Stock subject to such option at that time shall, immediately prior to the effective date of a Hostile Take-Over, automatically vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, all of the Corporation’s repurchase rights under the Discretionary Option Grant Program shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full, except to the extent such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the repurchase right is issued.  Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.

F.   The portion of any Incentive Option accelerate in connection with a  Change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

G.   The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share calculated based upon the Fair Market Value per share of Common Stock on the new grant date.

V.	STOCK APPRECIATION RIGHTS

A.   The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.   The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i)   One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a payment from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii)   No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the payment to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii)   If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.   The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i)   One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii)   Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option (or any portion thereof) to the Corporation. In return for the surrendered option, the Optionee shall receive a cash payment from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise vested and exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash payment shall be paid within five (5) days following the option surrender date.

(iii)   At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash payment.

(iv)   The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Service requirements or performance goals.

A.   PURCHASE PRICE.

1.   The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.   Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)   cash or check made payable to the Corporation, or

(ii)   past services rendered to the Corporation (or any Subsidiary), or

(iii)   services to be rendered to the Corporation (or any Subsidiary) during a vesting period.

B.   VESTING PROVISIONS.

1.   Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares in one or more installments over the Participant’s period of Service or upon attainment of designated performance goals. Upon the attainment of such Service requirements or performance goals, fully vested shares of Common Stock shall be issued in satisfaction of those share right awards.  The elements of the vesting schedule applicable to any unvested shares of Common Stock issued or share right awards granted under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the appropriate award agreement. The Plan Administrator may, in its discretion, determine that any Award granted hereunder shall be a Performance Award.

2.   Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.   The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.   Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness but not including services rendered by the Participant), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.   The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6.   Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained.  Until the shares of Common Stock are issued with respect to share right awards, the Participant shall not have any rights as a stockholder of the Corporation.

II.	CHANGE IN CONTROL/HOSTILE TAKE-OVER

All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over, except to the extent such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

III.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC OPTION GRANT PROGRAM

I.	OPTION TERMS

A.   GRANT DATES.  Option grants shall be made on the dates specified below:

1.   Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Subsidiary.

2.   On the first business day in each calendar year following the Plan Effective Date and during the term of the Plan, each non-employee Board member then in office, shall automatically be granted a Non-Statutory Option to purchase 15,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 15,000-share option grants any one non-employee Board member may receive over his or her period of Board Service, and non-employee Board members who have previously been in the employ of the Corporation (or any Subsidiary) or who joined the Board prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board Service.

B.   EXERCISE PRICE.

1.   The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

2.   The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.   OPTION TERM.  Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.   EXERCISE AND VESTING OF OPTIONS.

Each option granted pursuant to this Automatic Option Grant Program shall become exercisable in a series of four (4) equal quarterly installments upon the Optionee’s completion of each three (3) months of continuous Service as a Board member over the 12-month period measured from the option grant date.

E.   LIMITED TRANSFERABILITY OF OPTIONS.  Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established exclusively for the Optionee or one or more Members of the Optionee’s Immediate Family or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

F.   TERMINATION OF BOARD SERVICE.  The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member for any reason:

(i)   The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of descent and distribution or the designated beneficiary or beneficiaries of such option) shall have a six (6)-month period following the date of such cessation of Board Service in which to exercise each such option.

(ii)   During the six (6)-month post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board Service.

(iii)   In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the six (6)-month post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board Service for any reason, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable.

II.	CHANGE IN CONTROL/ HOSTILE TAKE-OVER

A.   In the event of any Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under the Automatic Option Grant Program but not otherwise vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction.

B.   In the event of a Hostile Take-Over while the Optionee remains a Board member, the shares of Common Stock at the time subject to each option outstanding under the Automatic Option Grant Program but not otherwise vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with that Hostile Take-Over.

C.   All outstanding repurchase rights under the Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

D.   Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants.  The Optionee shall in return be entitled to a cash payment from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash payment shall be paid within five (5) days following the surrender of the option to the Corporation.  The Plan Administrator shall, at the time the option with such limited stock appreciation right is granted under the Automatic Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph D.  Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash payment.

E.   Each option which is assumed in connection with a Change in Control or otherwise continued in full force and effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.  To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

F.   The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.	REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

I.	NO FRACTIONAL SHARES

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan, and the Plan Administrator shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

II.	TAX WITHHOLDING

A.   Whenever shares of Common Stock are to be issued upon the exercise of an option or the grant or vesting of a shares pursuant to an Award, the Corporation shall have the right to require the Participant or Optionee, as applicable, to remit to the Corporation in cash an amount sufficient to satisfy Withholding Taxes attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions.  In addition, upon the exercise or settlement of any Award in cash, the Corporation shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the Withholding Taxes, if any, attributable to such exercise or settlement.

B.   The Plan Administrator may, in its discretion, permit (i) the Corporation to withhold shares of Common Stock from the award in satisfaction of all or part of the Withholding Taxes which may become payable in connection with the an award granted under the Plan (pursuant to the terms of Article Five Section II.B.1.) and (ii) any or all Optionees or Participants under the Plan (other than the non-employee Board members) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such Participants or Optionees may become subject in connection with the grant or exercise of their options or stock appreciation rights or the issuance or vesting of their shares.  The withholding of shares in order to satisfy the Withholding Taxes described in this Section shall not exceed the minimum statutory amount required to be withheld for each of the Withholding Taxes.  Such right may be provided to any such Participant or Optionee in either or both of the following formats:

1.   Stock Withholding:  The Corporation withholds, from the shares of Common Stock otherwise issuable upon the exercise of such option or stock appreciation right or the issuance or vesting of shares of Common Stock, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Withholding Taxes (not to exceed one hundred percent (100%) of such Withholding Taxes) to be satisfied in such manner as designated by the holder in writing.

2.   Stock Delivery:  The election by the Participant or Optionee to deliver to the Corporation, at the time the option or stock appreciation right is exercised or the shares vest or are issued, one or more shares of Common Stock previously acquired by such Participant or Optionee (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the amount of the Withholding Taxes (not to exceed one hundred percent (100%) of such Withholding Taxes) to be satisfied in such manner as designated by the holder in writing.

III.	EFFECTIVE DATE AND TERM OF THE PLAN

A.   The Plan shall become effective immediately upon the Plan Effective Date.  No options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.   The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii)  the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control.  Upon such Plan termination, all option grants and unvested stock issuances outstanding at that time shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.	AMENDMENT OF THE PLAN

A.   The Plan Administrator shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that to the extent any applicable law, regulation or rule of a stock exchange requires stockholder approval in order for any such amendment or modification to be effective, such amendment or modification shall not be effective without such approval; provided further, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.

B.   Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	REGULATORY APPROVALS

A.   The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.   No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon any Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining such person) or of any Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII.	SECTION 162(M)

It is the intent of the Corporation that any Awards granted under the Plan to a “covered employee” (as that term is defined in Section 162(m) of the Code) shall qualify as “qualified performance-based compensation” (within the meaning of Treas. Reg. § 1.162-27(e)) and the Plan shall be interpreted consistently with such intent.  In furtherance of the foregoing, if and to the extent that the Corporation intends that an Award granted under the Plan to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such Award shall be made only by members of the Committee who qualify as “outside directors” within the meaning of Treas. Reg. § 1.162-27(e)(3).  If an Award is intended to be a Performance Award, the following "Qualifying Performance Criteria" may be used under the Plan, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Plan Administrator: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, or (o) return on invested capital. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Corporation's annual report to stockholders for the applicable year. Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

IX.	SECTION 409A

To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan and document evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any agreement evidencing an Award shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan Effective Date the Plan Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan Effective Date), the Plan Administrator may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Corporation shall not be responsible for any additional tax imposed pursuant to Section 409A of the Code, nor will the Corporation indemnify or otherwise reimburse an Optionee for any liability incurred as a result of Section 409A of the Code.

APPENDIX

The following definitions shall be in effect under the Plan:

A.   AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Four of the Plan.

B.   AWARD shall mean any (i) options issued under the Discretionary Option Grant Program or Automatic Option Grant Program, or (ii) any shares issued under the Stock Issuance Program.

C.   BOARD shall mean the Corporation’s Board of Directors.

D.   CERTIFICATE OF INCORPORATION shall mean the Restated Certificate of Incorporation of Acacia Research Corporation filed with the Delaware Secretary of State on the Plan Effective Date and all subsequent amendments, supplements, modifications and replacements thereof.

E.   CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)    a stockholder-approved merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)    a sale, transfer or other disposition of all or substantially all of the Corporation’s assets to an entity which is not a Subsidiary of the Corporation, or

(iii)   the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

F.   CODE shall mean the Internal Revenue Code of 1986, as amended.

G.   COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

H.   COMMON STOCK shall mean the Corporation’s Common Stock, par value $0.001.

I.   CORPORATION shall mean Acacia Research Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Acacia Research Corporation, which shall by appropriate action adopt the Plan.

J.   DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under Article Two of the Plan.

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K.   EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L.   EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

M.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii)    If the Common Stock is at the time not traded on the Nasdaq National Market or listed on any Stock Exchange, but is regularly traded in any over-the-counter market, then the Fair Market Value shall be the average of the bid and asked prices per share of Common Stock in such over-the-counter market on the date in question.  If there are no bid and asked prices on the date in question, then the Fair Market Value shall be the average of the bid and asked prices in such over-the-counter market on the last preceding date for which such prices exist.

(iv)    If the Common Stock is at the time not traded as described in (i), (ii) or (iii) above, then the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

N.   HOSTILE TAKE-OVER shall mean either of the following events effecting a change in control or ownership of the Corporation:

(i)    the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, or

(ii)    a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

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O.   IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships.

P.   INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

Q.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Subsidiary)in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Subsidiary).

R.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

S.   NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

T.   OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program or the Automatic Option Grant Program.

U.   PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

V.   PERFORMANCE AWARD means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Qualifying Performance Criteria specified in Section VIII.

W.   PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

X.   PLAN shall mean the Corporation’s 2012 Acacia Research Corporation Stock Incentive Plan, as set forth in this document.

Y.   PLAN ADMINISTRATOR shall mean the particular body, whether the Committee or the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Z.   PLAN EFFECTIVE DATE shall mean April 9, 2012, which is the date of its adoption by the Board, subject to approval of the Plan by the stockholders of the Company.

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AA.   SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

BB.   SERVICE shall mean the performance of services for the Corporation (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC.   SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares were held in escrow.

DD.   STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

EE.   STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

FF.   STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under Article Three of the Plan.

GG.   SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH.   TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the price per share described in clause (i) above.

II.   10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Subsidiary).

JJ.   WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of options, stock issuances or share right awards may become subject in connection with such options, stock issuances or share right awards.

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ACACIA RESEARCH CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR the nominees listed below and FOR Proposals 2, 3 and 4.

01 - Paul R. Ryan 02 - G. Louis Graziadio, III

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 3 5 6 1 9 2

01GJUA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — ACACIA RESEARCH CORPORATION

Annual Meeting of Stockholders May 17, 2012

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Robert L. Harris and Edward J. Treska and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on March 23, 2012 either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held May 17, 2012, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED **FOR** THE ELECTION OF THE TWO DIRECTOR NOMINEES AND **FOR** PROPOSALS 2, 3 AND 4.

(See reverse side)